UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 24, 2010

VIASYSTEMS GROUP, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-15755	75-2668620
(State or Other Jurisdiction of	(Commission	(IRS Employer
Incorporation)	File Number)	Identification No.)

101 South Hanley Road, Suite 400	63105
St. Louis, Missouri	(Zip Code)
(Address of Principal Executive Offices)
(314) 727-2087
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
     On March 26, 2010, Kalex Multi-Layer Circuit Board (Zhongshan) Limited (“KMLCB”), a wholly-owned, indirect Chinese subsidiary of Viasystems Group, Inc. (the “Company”), consummated a credit facility contract, and received a lending commitment for a 200 million Renminbi (approximately US $29.3 million) revolving credit facility (the “Zhongshan 2010 Credit Facility”) from China Construction Bank Zhongshan Branch. The Zhongshan 2010 Credit Facility provides for borrowings denominated in Renminbi and foreign currencies, including the U.S. Dollar. The borrowings under the Zhongshan 2010 Credit Facility are guaranteed by KMLCB’s sole Hong Kong parent company Kalex Circuit Board (China) Limited.
     We expect that KMLCB will use the Zhongshan 2010 Credit Facility for working capital and/or import/export trading.
     The summary of the Zhongshan 2010 Credit Facility in this Current Report on Form 8-K is qualified in its entirety by reference to the full text of the Zhongshan 2010 Credit Facility, an English translation of which is filed as Exhibit 10.1 to this Current Report on Form 8-K.
     Additionally, on March 24, 2010, Viasystems Technologies Corp., L.L.C., (“Technologies”), Merix Corporation (“Merix” and, together with Technologies, the “Borrowers”), Viasystems, Inc. (“Viasystems”), Viasystems International, Inc. (“International”), Merix Asia, Inc. (“Asia” and together with Viasystems and International, the “Guarantors”), entered into Amendment No. 1 to Loan and Security Agreement (“Amendment No. 1”) by and among the Borrowers, the Guarantors, the parties thereto from time to time as lenders and Wachovia Capital Finance Corporation (New England), as administrative agent for the lenders (the “Agent”). The Borrowers and the Guarantors are wholly owned subsidiaries of the Company. Amendment No. 1 provides that certain financial statements and related materials of Parent are not required to be delivered to the Agent until May 31, 2010. A copy of Amendment No. 1 is filed as Exhibit 10.3 to this Current Report on Form 8-K.
Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
     The information in Item 1.01 with respect to the Zhongshan 2010 Credit Facility and Amendment No. 1 is hereby incorporated by reference.

Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.

Exhibit
Number	Description of Exhibit

10.1	English translation of the Zhongshan 2010 Credit Facility (filed herewith)

10.2	English translation of the Comfort Letter by Kalex Circuit Board (China) Limited (filed herewith)

10.3	Amendment No. 1 to Loan and Security Agreement, dated as of March 24, 2010 (filed herewith)

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIASYSTEMS GROUP, INC.
Date: March 30, 2010	By:	/s/ Gerald G. Sax
		Name:	Gerald G. Sax
		Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description of Exhibit
10.1	English translation of the Zhongshan 2010 Credit Facility (filed herewith)

10.2	English translation of the Comfort Letter by Kalex Circuit Board (China) Limited (filed herewith)

10.3	Amendment No. 1 to Loan and Security Agreement, dated as of March 24, 2010 (filed herewith)